SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                            ------------------

                                 FORM 8-K


                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) - January 31, 1997




                          REUNITED HOLDINGS, INC.
            (Exact Name of Registrant as Specified in Charter)


           Rhode Island                0-15238              05-0301429
   (State or Other Jurisdiction      (Commission        (I.R.S. Employer
         of Incorporation)           File Number)      Identification No.)


     Two Executive Drive, Fort Lee, NJ                       07024-3308
  (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code            201-585-2100

Item 5. Other Events.

As previously reported, the Registrant and its parent company, United Merchants and Manufacturers, Inc., each filed petitions for reorganization relief under Chapter 11 of the United States Bankruptcy Code on February 22, 1996. Registrant is continuing to operate its business as debtor-in-possession while the reorganization case is pending. Registrant and its parent company are in the process of evaluating their businesses and formulating a plan or plans of reorganization.

Registrant and its parent company requested that the Securities and Exchange Commission allow them to follow a modified reporting procedure in lieu of the periodic reports required under the Securities Exchange Act of 1934, as amended. The Commission granted the Registrants' request. Therefore, the Registrants will file, under cover of Form 8-K, the financial reports and schedules that are filed with the Bankruptcy Court. Included herewith, Registrant is filing the cover letter, certificate and verified financial statements/operating reports for the month ended January 31, 1997 as filed with the Bankruptcy Court.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Reunited Holdings, Inc.
                                    (formerly Victoria Creations, Inc.)




Date: February 26, 1997             By /s/ Norman R. Forson
                                       Norman R. Forson
                                       Senior Vice President

             UNITED MERCHANTS AND MANUFACTURERS, INC., D.I.P.
                      REUNITED HOLDINGS, INC., D.I.P.
                      Two Executive Drive, Suite 780
                             Fort Lee NJ 07024
                               201-585-2100
February 26, 1997

United States Bankruptcy Court
Southern District of New York
Attn: Office of the Clerk
Alexander Hamilton Customs House
One Bowling Green
New York NY 10004-1408

In re: United Merchants and Manufacturers, Inc. and Reunited Holdings, Inc. (formerly Victoria Creations, Inc.), Debtors, Jointly Administered Chapter 11 Case No. 96 B 40941 (AJG)

Enclosed herewith is a copy of the verified financial statements/operating reports for the month of January 1997.

Also enclosed is a schedule of and receipts for Federal, state, and local taxes withheld and paid for the month.

The companies do not make sales subject to sales tax.

All property taxes due and payable have been paid.

All insurance policies, including for workers compensation and disability, have been paid for the current period.



UNITED MERCHANTS AND MANUFACTURERS, INC., D.I.P.
VICTORIA CREATIONS, INC., D.I.P.



by Norman R. Forson, Senior Vice President

cc: U.S. Department of Justice
    Office of the United States Trustee
    Southern District of New York
    Attn: Goodwin Benjamin, Esquire
    80 Broad Street, 3rd Floor
    New York NY 10004

    Zalkin, Rodin & Goodman LLP
    Attn: Andrew D. Gottfried, Esquire
    750 Third Avenue
    New York NY 10017

    Skadden, Arps, Slate, Meagher & Flom
    Attn: Michael L. Cook, Esquire
    919 Third Avenue
    New York NY 10022-3897

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

in re
                                                 CASE NO. 96 B 40941 (AJG)
                                                 CHAPTER 11
UNITED MERCHANTS AND MANUFACTURERS, INC. AND
  REUNITED HOLDINGS, INC. (formerly VICTORIA CREATIONS, INC.), Debtors

                      MONTHLY OPERATING STATEMENT FOR
                         THE MONTH OF JANUARY 1997

DEBTORS' ADDRESS:
2 Executive Drive, Suite 780
Fort Lee NJ 07024

                               Monthly Disbursements - see Statement of
                                                            Cash Flows

DEBTORS' ATTORNEY:
Michael L. Cook (MC 7887)
Lawrence V. Gelber (L 9384)
Skadden, Arps, Slate, Meagher & Flom
919 Third Avenue
New York NY 10022-3897

                               Monthly Operating Profit - see Statement of
                                                               Operations

REPORT PREPARER:
Norman R. Forson, Senior Vice President

    This operating statement must be signed by a representative of the Debtor.

    The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.




Date February 26, 1997         /s/ Norman R. Forson, Sr. V.P.
                               Signature and Title

Indicate if this is an amended statement by checking here.

                                          AMENDED STATEMENT [  ]

                      REUNITED HOLDINGS, INC., D.I.P.
                    (formerly Victoria Creations, Inc.)

                           FINANCIAL STATEMENTS


                                   INDEX

                                                            Page
                                                           Number

Statement of Operations...................................    2

Balance Sheet ............................................    3

Statement of Cash Flows...................................    4

Notes to Financial Statements ............................    5

         REUNITED HOLDINGS, INC., D.I.P.
          (formerly Victoria Creations, Inc.)

         Statement of Operations  (000 omitted)






                                                              MONTH OF
                                                              JANUARY
                                                                1997
                                                             ---------

         Revenues............................................      $21


         Selling, general and administrative expenses........      (33)
                                                             ---------
                                     Operating Income (Loss)      ($12)

         Other income (expenses):
          Interest income....................................        8
                                                             ---------
              Earnings (Loss) before Reorganization Expenses       ($4)

         Reorganization expenses:
          Management services by Parent Company..............      (25)
          Legal and other expenses...........................       (8)
          Transfer of accrued reorganization
           expenses from Parent Company......................     (485)
                                                             ---------
                                         Net Earnings (Loss)     ($522)
                                                             =========


         Average common shares outstanding...................    7,800

         Net earnings (loss) per share.......................   ($0.07)


         See notes to financial statements.

         REUNITED HOLDINGS, INC., D.I.P.
          (formerly Victoria Creations, Inc.)

         Balance Sheet  (000 omitted)
                                                             JANUARY 31
                                                                1997
                                                             ---------
                                ASSETS
         Current Assets:
          Cash...............................................   $2,186
          Receivables........................................      107
                                                             ---------
                                                Total Assets    $2,293
                                                             =========

                 LIABILITIES AND STOCKHOLDERS' EQUITY
         Current Liabilities:
          Accounts payable...................................     $388
          Accrued expenses and other liabilities.............      882
                                                             ---------
                                   Total Current Liablilties    $1,270

         Liabilities subject to compromise:
          Accounts payable...................................   $3,594
          Accrued expenses...................................      238
          Due to Parent Company..............................   15,331
                                                             ---------
                     Total Liabilities Subject to Compromise   $19,163

         Stockholders' Equity:
          Common stock, $0.01 par value,
           authorized 10 million shares,
           outstanding 7.8 million shares....................      $58
          Additional paid-in capital.........................   32,998
          Retained earnings (deficit)........................  (51,196)
                                                             ---------
                        Total Stockholders' Equity (Deficit)  ($18,140)
                                                             ---------
                                Total Liabilities and Equity    $2,293
                                                             =========
         See notes to financial statements.

         REUNITED HOLDINGS, INC., D.I.P.
          (formerly Victoria Creations, Inc.)

         Statement of Cash Flows  (000 omitted)


                                                              MONTH OF
                                                              JANUARY
                                                                1997
                                                             ---------

         Cash Flows from Operating Activities:
           Net earnings (loss)...............................    ($522)
           Deduct item not requiring or providing cash in
             current period - Transfer of accrued reorganization
             expenses from Parent Company....................      485
           Decrease (increase) in assets:
             Accounts receivable.............................      (13)
           Increase (decrease) in current liabilities:
             Accounts payable................................       (3)
             Accrued expenses and other liabilities..........       (3)
                                                             ---------
            Net Cash Provided (Used) by Operating Activities      ($56)

         Cash Flows from Investing Activities................        0

         Cash Flows from Financing Activities................        0
                                                             ---------
                             Net Increase (Decrease) in Cash      ($56)


         Cash at beginning of period.........................    2,242
                                                             ---------
                                       Cash at End of Period    $2,186
                                                             =========

         ----------
         Supplemental disclosure:
           Cash payments for:
             Interest........................................       $0
             Income taxes....................................        0

         See notes to financial statements.

REUNITED HOLDINGS, INC. (formerly Victoria Creations, Inc.), D.I.P.

Notes to Financial Statements

Note A - Basis of Presentation

The accompanying financial statements of Reunited Holdings, Inc. (formerly Victoria Creations, Inc.) ("Company") are unaudited, are as of and for the month ended January 31, 1997 and have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. The results of operations of any interim period are subject to year-end audit and adjustments, and are not necessarily indicative of the results of operations for the fiscal year. For further information, refer to the financial statements and footnotes thereto included in the Company's verified financial statements/operating reports for the year ended June 30, 1996 filed with the United States Bankruptcy Court, Southern District of New York, New York NY.

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles applicable to a going concern which contemplate the realization of assets and the liquidation of liabilities in the normal course of business. In the event that a plan of reorganization (see Note B below) is not consummated or is consummated on a different basis, certain adjustments may be required to the stated amounts and classification of assets and liabilities.

The Company is a 79%-owned subsidiary of United Merchants and Manufacturers, Inc. (UM&M or Parent Company). UM&M is a publicly-held company.

During the month of January 1997, the Parent Company transferred to the Company the liability for reorganization expenses of the jointly administered bankruptcy cases previously accrued by the Parent Company. The transfer is shown by the Company as an expense in the January 1997 month.

Note B - Petition for Reorganization under Chapter 11

On February 22, 1996, the Company and its Parent Company filed petitions for reorganization relief under Chapter 11 of the Bankruptcy Code in the United States Court for the Southern District of New York.

Pursuant to the Bankruptcy Code, the Company is continuing to operate its business as debtor-in-possession while the reorganization case is pending. The Company is allowed to use, and is using, its cash and other resources at the operating level in the ordinary course of business.

Under Chapter 11, the presentation and collection of certain prepetition claims against the Company are stayed. These claims are reflected in the balance sheet as "Liabilities Subject to Compromise". Liabilities subject to compromise are stated at the Company's carrying value and not at the amounts for which the claims may be settled. The statement of cash flows reflects changes in applicable liabilities before the reclassification of such amounts to Liabilities Subject to Compromise.

Additional claims (liabilities subject to compromise) may arise resulting from rejection of executory contracts, including leases, and may be determined by the court (or agreed to by the parties in interest) for contingencies and other disputed amounts.

Subsequent to June 30, 1996, the Pension Benefits Guaranty Corporation and Internal Revenue Service each filed claims in bankruptcy for significant amounts against the Parent Company and took the position that such claims were guaranteed by the Company. The Company and the Parent Company both dispute the indication that the Company is a guarantor of such claims.

Note C - Income Taxes

The Company has net operating loss carryforwards to offset earnings.

Note D - Sale of Assets

As reported in the Company's financial statements as of and for the year ended June 30, 1996 and the month ended July 31, 1996, under order of the Bankruptcy Court, effective July 1, 1996, the Company sold most of its operating assets as a "going concern" for proceeds of approximately $5.5 million in cash and the assumption by the buyer of $19.55 million of the Company's liability to its senior secured lender. The Company simultaneously used a portion of the cash proceeds to payoff the balance owed to the senior secured lender. The sale resulted in a non-cash loss of approximately $24.2 million. Subsequent to the sale, the Company continues to own and operate a design studio providing design services for the high-quality-costume-jewelry and fashion-jewelry industries.